UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2003

NOVADIGM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-26156	22-3160347
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One International Boulevard, Mahwah, NJ 07495
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (201) 512-1000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
Exhibit Index
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information in this report, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by the specific reference in such a filing.

     On October 27, 2003, the Registrant announced its results of operations and financial position as of and for the second quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVADIGM, INC.

By: /s/ Wallace D. Ruiz

Wallace D. Ruiz Vice President—Chief Financial Officer & Treasurer

Dated: October 27, 2003

Exhibit Index

.
Exhibit No.
Number	Item

99.1	Registrant’s Press Release dated October 27, 2003

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